UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

__________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 30, 2014

STRATTEC SECURITY CORPORATION
(Exact name of registrant as specified in charter)

Wisconsin
(State or other jurisdiction of incorporation)

0-25150	39-1804239
(Commission File Number)	(I.R.S. Employer I.D. Number)

3333 West Good Hope Road Milwaukee, WI	53209
(Address of Principal Executive Offices)	(Zip Code)

(414) 247-3333
(Registrant's telephone number; including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01      Other Events

On September 5, 2014, STRATTEC SECURITY CORPORATION (the "Company") filed a Proxy Statement (the "Proxy Statement") for its 2014 Annual Meeting of Shareholders (the "Annual Meeting") to be held on October 7, 2014.  The Company is providing additional information with respect to the Amended and Restated STRATTEC SECURITY CORPORATION Stock Incentive Plan (as proposed to be amended and restated, the "Stock Incentive Plan"), which shareholders are requested to approve at the Annual Meeting.

On September 30, 2014, the Company's Board of Directors approved an amendment to the definition of a "change in control" in Section 8(b) of the Stock Incentive Plan so that a change in control would occur upon the consummation rather than the approval by shareholders of certain transactions.  Section 8(b) of the Stock Incentive Plan, as amended, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01      Financial Statements and Exhibits

(d)           Exhibits

The following exhibit is filed herewith:

Exhibit 99.1 – Section 8(b) of the STRATTEC SECURITY CORPORATION Stock Incentive Plan, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STRATTEC SECURITY CORPORATION
Date: September 30, 2014
By: /s/ Patrick J. Hansen Patrick J. Hansen, Senior Vice President and Chief Financial Officer